UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2011

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of The Dow Chemical Company (the “Company”) was held on May 12, 2011. There were 1,173,246,201 shares of common stock entitled to be voted, and 1,032,988,222 shares present in person or by proxy, at the Annual Meeting.

Five items of business were acted upon by stockholders at the Annual Meeting, including one stockholder proposal. The voting results are as follows:

1.	Election of Directors.

Stockholders elected all of the Company’s nominees for Director for one-year terms expiring on the date of the Annual Meeting in 2012, and until their successors are elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arnold A. Allemang	897,101,350	17,646,746	5,442,250	112,797,876
Jacqueline K. Barton	879,148,745	35,673,150	5,368,451	112,797,876
James A. Bell	902,343,265	12,087,231	5,759,850	112,797,876
Jeff M. Fettig	901,845,931	12,479,593	5,864,822	112,797,876
Barbara H. Franklin	881,388,123	33,272,802	5,529,421	112,797,876
Jennifer M. Granholm	890,442,596	24,225,702	5,522,048	112,797,876
John B. Hess	883,989,003	30,477,879	5,723,464	112,797,876
Andrew N. Liveris	884,281,214	30,389,350	5,519,782	112,797,876
Paul Polman	892,424,062	21,700,476	6,065,808	112,797,876
Dennis H. Reilley	850,336,674	63,794,265	6,059,407	112,797,876
James M. Ringler	800,858,956	113,263,672	6,067,718	112,797,876
Ruth G. Shaw	848,122,406	66,388,934	5,679,006	112,797,876
Paul G. Stern	859,046,223	55,384,472	5,759,651	112,797,876

2.	Ratification of the appointment of the independent registered public accounting firm for 2011.

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,012,668,683	15,220,666	5,098,873	—

3.	Advisory Vote on Executive Compensation.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying compensation tables and narrative in the Proxy Statement for the Company’s 2011 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
791,595,039	117,216,496	11,378,811	112,797,876

4.	Frequency of Future Advisory Votes on Executive Compensation.

Stockholders voted, on an advisory basis, on the frequency of future advisory votes on executive compensation as follows:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
436,587,809	23,609,138	453,298,823	6,694,576	112,797,876

5.	Stockholder proposal on shareholder action by written consent.

Stockholders did not approve a stockholder proposal on shareholder action by written consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
379,041,751	523,930,540	17,218,055	112,797,876

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY Registrant

Date:	May 12, 2011	/s/ RONALD C. EDMONDS
Ronald C. Edmonds Vice President and Controller